PRUDENTIAL'S MEDLEY PROGRAM
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 10

                      SUPPLEMENT, DATED SEPTEMBER 18, 2000
                                       TO
                          PROSPECTUS, DATED MAY 1, 2000

     The Prudential Variable Contract Account-10 (the "Account"), was formerly advised by the Prudential Investment Corporation ("PIC"), a Prudential subsidiary. Effective September 18, 2000, Jennison Associates LLC ("Jennison"), also a Prudential subsidiary and a direct, wholly-owned subsidiary of PIC, will begin providing subadvisory services to the Account. The new portfolio managers for the Account will be Jeffrey Siegel and David Kiefer. Mr. Siegel, an Executive Vice President of Jennison, joined Jennison in June 1999 after eleven years at TIAA-CREF where he was a portfolio manager and analyst. Prior to TIAA-CREF, he worked as an analyst at Equitable Capital Management and also held positions at Chase Manhattan and First Fidelity Bank. Mr. Siegel received his B.A. from Rutgers University in 1985. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

     Jennison is providing investment advisory services pursuant to an interim subadvisory contract. Shareholders will be asked to vote upon an ongoing subadvisory contract with Jennison at an upcoming special meeting of shareholders. More details on this ongoing subadvisory contract will be presented in a proxy statement that will be delivered to shareholders.